Additional Information:	For Immediate Release
Thomas A. Bessant, Jr.
(817) 335-1100

CASH AMERICA REPORTS 76% INCREASE IN EARNINGS FROM CONTINUING OPERATIONS
FOR THE THIRD QUARTER AND DECLARES REGULAR DIVIDEND

Fort Worth, Texas (October 21, 2004) — - Cash America International, Inc. (NYSE: PWN) announced today that net income for the third quarter of 2004 was $23,664,000 (80 cents per share) which includes the impact of the gain on sale of its European businesses in early September, which has been classified as discontinued operations. The after tax income from discontinued operations was $16,483,000, which is comprised of $1,794,000 (6 cents per share) of earnings from discontinued operations in the third quarter and a gain of $14,689,000 (50 cents per share) on the sale. Earnings from continuing operations in the third quarter of 2004 were $7,181,000 (24 cents per share) which, when added to the after-tax earnings from the discontinued European businesses in the quarter, produced pro forma net earnings of $8,975,000 (30 cents per share) near the top of the Company’s published estimate for the quarter of between 28 and 31 cents per share. The income from continuing operations for the three months ended September 30, 2004 of $7,181,000 is 76% higher than the $4,085,000 (15 cents per share) posted for comparable continuing operations for the same period in 2003.

The earnings gains were the result of revenue growth from the Company’s combined total of service charges and fees on pawn loans plus cash advance fees, which were up 36% to $54.8 million for the third quarter of 2004 compared to $40.2 million last year. Total revenue for the three-month period in 2004 was up 16% to $110.5 million. Cash America completed the acquisition of Cashland in 2003 during the third quarter providing two months of revenue and earnings in the prior year figures included above.

Cash America announced the sale of its two European pawn businesses in early September so that it could focus its efforts exclusively on opportunities for earnings growth and expansion in the United States where it is the largest pawn lender and rapidly becoming one of the largest companies serving the cash advance market. At the same time Cash America announced the sale of its European businesses it also reported that it had signed an agreement to purchase the assets of a privately-owned chain of 41 pawn locations in four western states, based in Las Vegas, Nevada, which operates under the trade name of SuperPawn.

Commenting on the results for the third quarter, Daniel R. Feehan, President and Chief Executive Officer said, “Earnings from the quarter were largely due to the strong growth in lending assets in both pawn and cash advances. We are pleased that the additional unit growth over the last twelve months is providing a solid base for revenue growth which should maintain the momentum of earnings expansion into the coming quarters.”

Cash America will conduct a conference call to discuss its third quarter earnings Thursday, October 21, 2004 at 3:45 PM CST. A live web cast of the call will be available on the Company’s corporate web site in the Investor Relations section (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.0175 (1.75 cents) per share cash dividend on common stock outstanding. The dividend will be paid to shareholders of record on November 3, 2004, and will be paid at the close of business on November 17, 2004. This cash dividend is not related to the special cash dividend recently declared by the board of directors of $0.30 (30 cents per share) in conjunction with the Company’s sale of its European businesses for shareholders of record on December 1, 2004 to be paid at the close of business on December 15, 2004.

Further, the Company indicated that it is in the process of responding to comment letters from the SEC’s Division of Corporation Finance on the classification of certain items in its previously filed Consolidated Statements of Cash Flows relating to the forfeiture of pawned merchandise. The Company anticipates that these discussions will likely result in the amendment of the Company’s Consolidated Statements of Cash Flows to address solely these items, and which would not impact any of the other aspects of the previously reported financial results or conditions shown on the Consolidated Statement of Operations or Consolidated Balance Sheets.

Forward-Looking Information

The elimination of the foreign source revenue and earnings to the consolidated Company will decrease earnings until the cash proceeds from the transaction are reinvested in comparable earning assets. Management has identified and entered into an opportunity to redeploy the proceeds from the sale into its announced acquisition of SuperPawn. The sensitivity of the final closing date of the acquisition of the SuperPawn chain, brought about by uncertain timing of regulatory approvals, leads management to adjust fourth quarter results for the elimination of the foreign business with no offsetting benefit of SuperPawn earnings at this time. Partially mitigating this effect is the current trends in pawn loans and cash advance balances, which have shown better than expected growth in 2004. Management’s perspective of full year 2004 earnings per share is comprised of two elements. First, the earnings of continuing operations and second, the results of the eight months of its European business (excluding the gain on sale), which have now been classified as discontinued operations. The combination of these two elements for the full year of 2004 creates a range of expected earnings per share of between $1.37 to $1.41 per share, with 22 cents per share represented by the earnings of the European businesses and the remaining $1.15 to $1.19 per share represented by the continuing operations for the U.S. business. This compares to 78 cents per share in earnings from continuing operations in fiscal 2003, excluding the impact of the gain on sale of a non-operating asset in 2003 of 5 cents per share, and $1.08 per share when including 30 cents per share from what is now classified as discontinued operations. In the near term, management expects earnings per share from continuing operations for the fourth quarter of 2004 to be between 43 and 47 cents per share compared to 32 cents per share in earnings from continuing operations in the fourth quarter of 2003.

Preliminary estimates for fiscal year of 2005 are based on management’s current expectation that the acquisition of SuperPawn will be completed and that asset levels in the remainder of the U.S. will continue to grow. Based on these considerations management confirms its initial range of estimated earnings per share of between $1.62 and $1.72 for fiscal 2005. This estimate would be negatively affected if the SuperPawn acquisition fails to close or closes much later than January 1, 2005.

Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 764 total locations. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 404 locations in 17 states under the brand name Cash America Pawn. The Company also offers short-term cash advances in many of its U.S. locations including 68 locations that offer only this service under the brand name Cash America Payday Advance. In addition, the Company provides short-term cash advances and check cashing through its 162 “Cashland” consumer finance centers, and check cashing services through its 130 franchised and Company-owned “Mr. Payroll” check cashing centers.

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (“the Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company’s services, the actions of third parties who offer products and services at the Company’s locations, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in the capital markets, changes in tax and other laws and governmental rules and regulations applicable to the Company’s business, and other risks indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes”, “estimates”, “plans”, “expects”, “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

* * *

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Consolidated Operations:
Total revenue	$110,536	$95,038	$328,697	$272,663
Net revenue	76,948	61,439	222,942	167,577
Total operating expenses	63,665	52,803	183,222	142,594
Income from operations	$13,283	$8,636	$39,720	$24,983
Income from continuing operations before income taxes	$11,328	$6,410	33,659	$19,805
Income from Continuing Operations	$7,181	$4,085	$21,249	$12,827
Income from Discontinued Operations	$1,794	$1,957	$6,455	$5,635
Gain on Disposition of Discontinued Operations	$14,689	$—	$14,689	$—
Net income	$23,664	$6,042	$42,393	$18,462
Net income per share:
Basic —
Income from continuing operations	$0.25	$0.16	$0.75	$0.52
Net income	$0.83	$0.23	$1.50	$0.75
Diluted —
Income from continuing operations	$0.24	$0.15	$0.72	$0.50
Net income	$0.80	$0.22	$1.44	$0.72
Weighted average shares:
Basic	28,347	25,791	28,281	24,746
Diluted	29,522	27,197	29,473	25,806

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME AND DILUTED EARNINGS PER SHARE
(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2004		2003	2004		2003
Income from continuing operations	$7,181		$4,085	$21,249		$12,827
Income from discontinued operations	1,794	(1)	1,957	6,455	(2)	5,635

	8,975		6,042	27,704		18,462
Gain on disposition of discontinued operations	14,689		—	14,689		—

Net income	$23,664		$6,042	$42,393		$18,462

Diluted earnings per share:
Income from continuing operations	$0.24		$0.15	$0.72		$0.50
Income from discontinued operations	0.06		0.07	0.22		0.22

	0.30		0.22	0.94		0.72
Gain on disposition of discontinued operations	0.50		—	0.50		—

Net income	$0.80		$0.22	$1.44		$0.72

(1) Includes period from July 1, 2004 through September 7, 2004 (the date of sale).

(2) Includes period from January 1, 2004 through September 7, 2004 (the date of sale).

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30,		December 31,
	2004	2003	2003
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$13,712	$9,080	$11,959
Pawn loans	88,243	83,617	81,154
Cash advances, net	34,050	22,721	28,346
Merchandise held for disposition, net	57,554	52,608	49,432
Finance and service charges receivable	16,399	14,949	15,667
Other receivables and prepaid expenses	9,990	5,246	6,612
Income taxes recoverable	—	5,270	2,853
Deferred tax assets	8,226	7,346	6,868
Current assets of discontinued operations	—	77,722	82,265

Total current assets	228,174	278,559	285,156
Property and equipment, net	75,776	65,771	67,852
Goodwill	115,469	97,229	99,084
Other assets	15,163	7,634	7,312
Non-current assets of discontinued operations	—	28,077	30,128

Total assets	$434,582	$477,270	$489,532

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$30,106	$27,866	$35,811
Customer deposits	5,215	4,614	4,102
Dividends payable	8,582	—	—
Income taxes currently payable	5,709	—	—
Current portion of long-term debt	16,786	8,286	8,286
Current liabilities of discontinued operations	—	4,084	4,742

Total current liabilities	66,398	44,850	52,941
Deferred tax liabilities	5,602	3,633	5,052
Long-term debt	57,357	155,064	139,754
Non-current liabilities of discontinued operations	—	17,979	15,292
Stockholders’ equity:
Common stock, $.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued	3,024	3,024	3,024
Additional paid-in capital	144,948	140,645	141,867
Retained earnings	173,969	130,560	141,642
Accumulated other comprehensive income	—	1,743	7,995
Notes receivable secured by common stock	(2,488)	(3,023)	(2,488)
Treasury shares, at cost (1,695,392 shares, 2,306,930 shares and 2,040,180 shares at September, 30, 2004 and 2003, and December 31, 2003, respectively)	(14,228)	(17,205)	(15,547)

Total stockholders’ equity	305,225	255,744	276,493

Total liabilities and stockholders’ equity	$434,582	$477,270	$489,532

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
	(Unaudited)
Revenue
Finance and service charges	$28,070	$25,720	$80,297	$73,868
Proceeds from disposition of merchandise	53,814	53,456	172,557	168,162
Cash advance fees	26,723	14,513	68,440	27,373
Check cashing royalties and fees	1,929	1,349	7,403	3,260

Total Revenue	110,536	95,038	328,697	272,663
Cost of Revenue
Disposed merchandise	33,588	33,599	105,755	105,086

Net Revenue	76,948	61,439	222,942	167,577

Expenses
Operations	42,700	36,718	125,160	102,346
Cash advance loss provision	7,021	4,077	15,440	7,101
Administration	9,617	8,535	30,307	23,711
Depreciation and amortization	4,327	3,473	12,315	9,436

Total Expenses	63,665	52,803	183,222	142,594

Income from Operations	13,283	8,636	39,720	24,983
Interest expense, net	1,955	2,226	6,061	6,191
Gain from disposal of asset	—	—	—	(1,013)

Income from Continuing Operations before
Income Taxes	11,328	6,410	33,659	19,805
Provision for income taxes	4,147	2,325	12,410	6,978

Income from Continuing Operations	7,181	4,085	21,249	12,827

Discontinued Operations
Income from discontinued operations (including gain on disposal of $18,902 for the 2004 periods)	21,475	2,912	28,163	8,270
Provision for income taxes (including taxes of $4,213 on disposal gain for the 2004 periods)	4,992	955	7,019	2,635

Income from discontinued operations	16,483	1,957	21,144	5,635

Net Income	$23,664	$6,042	$42,393	$18,462

Net income per share:
Basic —
Income from continuing operations	$0.25	$0.16	$0.75	$0.52
Income from discontinued operations	0.58	0.08	0.75	0.23
Net income	$0.83	$0.23	$1.50	$0.75
Diluted —
Income from continuing operations	$0.24	$0.15	$0.72	$0.50
Income from discontinued operations	0.56	0.07	0.72	0.22
Net income	$0.80	$0.22	$1.44	$0.72
Weighted average common shares outstanding:
Basic	28,347	25,791	28,281	24,746
Diluted	29,522	27,197	29,473	25,806
Dividends declared per common share	$0.3175	$0.0175	$0.3525	$0.0475

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA — CONTINUING OPERATIONS
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
PAWN LENDING OPERATIONS:
Pawn loans
Annualized yield on pawn loans	125.9%	123.2%	131.3%	127.4%
Total amount of pawn loans written and renewed	$86,853	$81,601	$250,766	$235,688
Average pawn loan balance outstanding	$88,693	$82,862	$81,716	$77,529
Average pawn loan balance per average location in operation	$223	$211	$206	$197
Average pawn loan amount at end of period (not in thousands)	$85	$83	$85	$83
Profit margin on disposition of merchandise as a percentage of proceeds from disposition of merchandise	37.6%	37.2%	38.7%	37.5%
Average annualized merchandise turnover	2.5x	2.7x	2.9x	3.0x
Average balance of merchandise held for disposition per average location in operation	$133	$125	$123	$119
Pawnshop locations in operation —
Beginning of period, owned	396	390	398	396
Acquired	—	6	—	6
Start-ups	2	—	2	—
Combined or closed	—	—	(2)	(6)
End of period, owned	398	396	398	396
Franchise locations at end of period	6	9	6	9
Total pawnshop locations at end of period	404	405	404	405
Average number of owned pawnshop locations in operation	397	393	396	393
Cash advances
Total amount of cash advances written (a)	$59,486	$45,463	$154,594	$125,570
Number of cash advances written (not in thousands) (a)	180,552	154,185	476,292	427,372
Average amount per cash advance (not in thousands) (a)	$329	$295	$325	$294
Combined cash advances outstanding (a)	$16,063	$11,894	$16,063	$11,894
Cash advances outstanding per location at end of period(a)	$41	$31	$41	$31
Cash advances outstanding before allowance for losses (b)	$10,820	$10,528	$10,820	$10,528
Locations offering cash advances at end of period	390	383	390	383
Average number of locations offering cash advances	389	383	388	384
CASH ADVANCE OPERATIONS (c):
Total amount of cash advances written (a)	$114,477	$46,951	$286,028	$48,607
Number of cash advances written (not in thousands) (a)	338,755	141,305	844,696	146,362
Average amount per cash advance (not in thousands) (a)	$338	$332	$339	$332
Combined cash advances outstanding (a)	$29,551	$16,134	$29,551	$16,134
Cash advances outstanding per location at end of period (a)	$128	$111	$128	$111
Cash advances outstanding before allowance for losses (b)	$28,106	$16,028	$28,106	$16,028
Cash advance locations in operations —
Beginning of period	181	11	154	2
Acquired	32	121	32	121
Start-ups	20	13	49	22
Combined or closed	(3)	—	(5)	—
End of period	230	145	230	145
Average number of locations in operation	198	138	177	133

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA — CONTINUING OPERATIONS (Continued)
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
CHECK CASHING OPERATIONS (Mr. Payroll) (d):
Face amount of checks cashed	$275,930	$262,163	$859,797	$827,757
Gross fees collected	$3,615	$3,558	$11,975	$11,695
Fees as a percentage of checks cashed	1.3%	1.4%	1.4%	1.4%
Average check cashed (not in thousands)	$364	$347	$378	$365
Centers in operation at end of period	130	134	130	134
Average centers in operation for period	135	137	136	137

(a)	Includes cash advances made by the Company and cash advances made by third-party banks offered at the Company’s locations.

(b)	Amounts recorded in the Company’s consolidated financial statements.

(c)	Includes Cashland and Cash America Payday Advance locations.

(d)	Includes franchised and company-owned locations.

CONSOLIDATED CASH ADVANCES OUTSTANDING
($ in thousands)

	September 30,
	2004	2003
Originated by the Company
Active cash advances and fees receivable	$23,553	$13,501
Cash advances and fees in collection	5,651	3,807

Total originated by the Company	29,204	17,308

Originated by banks
Active cash advances and fees receivable	12,522	8,144
Cash advances and fees in collection	3,887	2,576

Total originated by banks	16,409	10,720

Combined gross portfolio	45,613	28,028
Less: Elimination of cash advances owned by banks	6,134	995
Less: Discount on cash advances assigned by banks	553	477

Company cash advances and fees receivable, gross	38,926	26,556
Less: Allowance for losses	4,876	3,835

Cash advances and fees receivable, net	$34,050	$22,721

Allowance for losses as a % of combined gross portfolio	10.7%	13.7%

CONSOLIDATED ALLOWANCE FOR LOSSES ON CASH ADVANCES
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Balance at beginning of period	$4,965	$1,937	$3,448	$1,748
Cash advance loss provision	7,021	4,077	15,440	7,101
Charge-offs	(8,937)	(2,871)	(19,696)	(7,275)
Recoveries	1,827	692	5,684	2,261

Balance at end of period	$4,876	$3,835	$4,876	$3,835

Cash advance loss provision as a % of combined cash advances written	4.0%	4.4%	3.5%	4.1%

Charge-offs (net of recoveries) as a % of combined cash advances written	4.1%	2.4%	3.2%	2.9%

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
(in thousands)

	(Unaudited)
	Pawn	Cash	Check
	Lending	Advance	Cashing	Consolidated
Three Months Ended September 30, 2004:
Revenue
Finance and service charges	$28,070	$—	$—	$28,070
Proceeds from disposition of merchandise	53,814	—	—	53,814
Cash advance fees	8,822	17,901	—	26,723
Check cashing royalties and fees	—	1,143	786	1,929

Total Revenue	90,706	19,044	786	110,536
Cost of revenue — disposed merchandise	33,588	—	—	33,588

Net Revenue	57,118	19,044	786	76,948

Expenses
Operations	32,971	9,397	332	42,700
Cash advance loss provision	2,601	4,420	—	7,021
Administration	6,962	2,426	229	9,617
Depreciation and amortization	2,978	1,226	123	4,327

Total Expenses	45,512	17,469	684	63,665

Income from Operations	$11,606	$1,575	$102	$13,283

As of September 30, 2004:
Total assets	$329,067	$98,144	$7,371	$434,582

Three Months Ended September 30, 2003:
Revenue
Finance and service charges	$25,720	$—	$—	$25,720
Proceeds from disposition of merchandise	53,456	—	—	53,456
Cash advance fees	7,069	7,444	—	14,513
Check cashing royalties and fees	—	525	824	1,349

Total Revenue	86,245	7,969	824	95,038
Cost of revenue — disposed merchandise	33,599	—	—	33,599

Net Revenue	52,646	7,969	824	61,439

Expenses
Operations	32,325	3,989	404	36,718
Cash advance loss provision	2,118	1,959	—	4,077
Administration	7,465	863	207	8,535
Depreciation and amortization	2,833	505	135	3,473

Total Expenses	44,741	7,316	746	52,803

Income from Operations	$7,905	$653	$78	$8,636

As of September 30, 2003:
Total assets	$302,884	$60,844	$7,743	$371,471

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM CONTINUING OPERATIONS BY OPERATING SEGMENT
NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003
(in thousands)

	(Unaudited)
	Pawn	Cash	Check
	Lending	Advance	Cashing	Consolidated
Nine Months Ended September 30, 2004:
Revenue
Finance and service charges	$80,297	$—	$—	$80,297
Proceeds from disposition of merchandise	172,557	—	—	172,557
Cash advance fees	23,450	44,990	—	68,440
Check cashing royalties and fees	—	4,635	2,768	7,403

Total Revenue	276,304	49,625	2,768	328,697
Cost of revenue — disposed merchandise	105,755	—	—	105,755

Net Revenue	170,549	49,625	2,768	222,942

Expenses
Operations	99,283	24,824	1,053	125,160
Cash advance loss provision	6,021	9,419	—	15,440
Administration	23,313	6,270	724	30,307
Depreciation and amortization	8,727	3,227	361	12,315

Total Expenses	137,344	43,740	2,138	183,222

Income from Operations	$33,205	$5,885	$630	$39,720

Nine Months Ended September 30, 2003:

Revenue
Finance and service charges	$73,868	$—	$—	$73,868
Proceeds from disposition of merchandise	168,162	—	—	168,162
Cash advance fees	19,707	7,666	—	27,373
Check cashing royalties and fees	—	525	2,735	3,260

Total Revenue	261,737	8,191	2,735	272,663
Cost of revenue — disposed merchandise	105,086	—	—	105,086

Net Revenue	156,651	8,191	2,735	167,577

Expenses
Operations	96,751	4,384	1,211	102,346
Cash advance loss provision	5,055	2,046	—	7,101
Administration	22,161	985	565	23,711
Depreciation and amortization	8,523	534	379	9,436

Total Expenses	132,490	7,949	2,155	142,594

Income from Operations	$24,161	$242	$580	$24,983